UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2023

JAKKS PACIFIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-28104	95-4527222
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2951 28th Street, Santa Monica, California	90405
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (424) 268-9444

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.001 par value	JAKK	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.         Results of Operations and Financial Condition.

On March 9, 2023, we issued a press release announcing our fourth quarter and full year results for 2022. Following the issuance of the press release, on March 9, 2023 at 5:00 p.m. ET / 2:00 p.m. PT, we will host a teleconference and webcast for analysts, investors, media and others to discuss the results and other business topics. Such financial information included in the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 5.02.         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 7, 2023, the Company amended the employment agreement between the Company and Mr. John (a/k/a Jack) McGrath, our Chief Operating Officer, and entered into (i) Amendment No. 8 to Mr. McGrath’s Employment Agreement (the “Employment Agreement”), and (ii) an Assignment Agreement with Mr. McGrath (the “Assignment Agreement”). The two Agreements provide that effective January 1, 2024, Mr. McGrath will be assigned to our United Kingdom (“UK”) office as President European Operations at an annual salary of US$500,000. He will no longer be Executive Vice President & Chief Operating Officer of the Company. The term of the Employment Agreement is being extended to December 31, 2025. Mr. McGrath plans to move to the UK during the period of his assignment to JAKKS Pacific (UK) Ltd. Any bonus compensation will be discretionary, and all of his existing grants of restricted stock will continue to vest.

The foregoing descriptions of the eighth amendment to the Employment Agreement and to the Assignment Agreement are qualified in their entirety by reference to the full texts thereof, copies of which are filed as Exhibits to this Form 8-K and are incorporated by reference into this Item 5.02.

Item 9.01.         Financial Statements and Exhibits

(d)         Exhibits

Exhibit	Description
10.1	Amendment No. 8 to the Employment Agreement of John a/k/a Jack McGrath
10.2	Assignment Agreement dated March 7, 2023 with John a/k/a Jack McGrath
99.1	March 9, 2023 Fourth Quarter and Full Year 2022 Earnings Press Release
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAKKS PACIFIC, INC.

Dated: March 9, 2023
By: /s/ JOHN L. KIMBLE John L. Kimble, CFO